MORGAN STANLEY GLOBAL LONG/SHORT FUND P

SUPPLEMENT

DATED AS OF DATED AS OF FEBRUARY 27, 2009

TO THE PROSPECTUS DATED DECEMBER 27, 2007

1.	Immediately after the paragraph on page 42 containing the biography of Mark L.W. van der Zwan, in the section of the Prospectus entitled “Management of the Fund” – “The Management Team,” the following paragraph is hereby inserted:

Lawrence Berner. Mr. Berner is a Vice President of MSIM and a portfolio manager for several Morgan Stanley AIP Fund of Hedge Funds portfolios, including the Fund, since April 2008. Mr. Berner joined the Morgan Stanley AIP Fund of Hedge Funds team in April 2006 as an investment analyst, focusing on credit and event driven strategies including merger arbitrage, equity special situations, credit arbitrage, capital structure arbitrage, and distressed investing. Mr. Berner has ten years of relevant industry experience. Before joining Morgan Stanley AIP, Mr. Berner was an analyst at Man-Glenwood Capital Investments for six years where he was responsible for hedge fund manager selection, portfolio construction, and quantitative analysis. Prior to Man-Glenwood, he was a risk analyst at ABN Amro, focusing on fixed income and foreign exchange derivatives. Before that, he was a commodities research analyst at Salomon Smith Barney. Mr. Berner received both a B.S. in computer science and a B.A. in mathematics from the University of Texas, Austin. He also received an M.S. in financial mathematics from the University of Chicago. Mr. Berner holds the Chartered Financial Analyst designation.

2.	In the first full paragraph on page 52 of the Prospectus, the figure of “$100,000” at the end of the last sentence is hereby deleted and replaced with “$75,000.”

3.	On page 55 of the Prospectus, the figure of “$100,000” in the first sentence of the second paragraph is hereby deleted and replaced with “$75,000.”

4.	On page 55 of the Prospectus, the figure of “$100,000” in the first line of the last paragraph is hereby deleted and replaced with “$75,000.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.